UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 17, 2015

SEQUENOM, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3595 JOHN HOPKINS COURT
SAN DIEGO, CALIFORNIA 92121
(Address of Principal Executive Offices)
(858) 202-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 17, 2015, we held our 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at which our stockholders (i) elected Kenneth F. Buechler, Myla Lai-Goldman, Richard A. Lerner, Ronald M. Lindsay, Catherine J. Mackey, David Pendarvis, Charles P. Slacik, Dirk van den Boom and William Welch as directors to hold office until the annual meeting of stockholders in 2016; (ii) approved an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 185,000,000 to 275,000,000 shares; (iii) approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement; and (iv) ratified the selection by our Audit Committee (the “ Audit Committee”) of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

We had 118,082,585 shares of common stock outstanding and entitled to vote as of the close of business on April 21, 2015, the record date for the Annual Meeting. At the Annual Meeting, 99,604,376 shares of common stock were present in person or represented by proxy for the four proposals indicated above. The following sets forth detailed information regarding the results of the voting at the Annual Meeting:

Proposal 1: The election of Kenneth F. Buechler, Myla Lai-Goldman, Richard A. Lerner, Ronald M. Lindsay, Catherine J. Mackey, David Pendarvis, Charles P. Slacik, Dirk van den Boom and William Welch as directors to hold office until the annual meeting of stockholders in 2016.

Director	Votes For	Votes Withheld	Broker Non-Votes
Kenneth F. Buechler	56,092,949	3,434,695	40,076,732
Myla Lai-Goldman	56,337,978	3,189,666	40,076,732
Richard A. Lerner	34,667,774	24,859,870	40,076,732
Ronald M. Lindsay	55,031,643	4,496,001	40,076,732
Catherine J. Mackey	56,560,915	2,966,729	40,076,732
David Pendarvis	56,248,616	3,279,028	40,076,732
Charles P. Slacik	56,517,529	3,010,115	40,076,732
Dirk van den Boom	55,123,847	4,403,797	40,076,732
William Welch	56,211,757	3,315,887	40,076,732

Proposal 2: To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 185,000,000 to 275,000,000 shares. The Certificate of Amendment to our Restated Certificate of Incorporation is attached as Exhibit 3.1 to this current report.

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,014,519	15,820,002	769,855	N/A

Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,131,650	5,204,059	1,191,935	40,076,732

Proposal 4: To ratify the selection by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,545,377	3,079,318	979,681	N/A

Item 8.01.    Other Events.

On June 18, 2015, we issued a press release announcing the election of Catherine J. Mackey to our Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this current report.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

3.1    Certificate of Amendment to Restated Certificate of Incorporation.

99.1	Press release dated June 18, 2015 announcing the election of Catherine J. Mackey to our Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: June 18, 2015	By:	/s/ Jeffrey D. Linton
Jeffrey D. Linton
Senior Vice President, General Counsel & Secretary

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